UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2013, Vocera Communications, Inc. (the “Company”) held its 2013 Annual Meeting at which the Company’s stockholders (i) elected the three Class I directors identified in the table below, each to serve until the third annual meeting of stockholders following the 2013 Annual Meeting and until a successor has been elected and qualified or until an earlier resignation or removal and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Set forth below are the final voting tallies for the Company’s 2013 Annual Meeting:

Proposal: Election of Directors	For	Withheld	Broker Non-Vote
Jeffrey H. Hillebrand	19,751,350	93,004	2,047,465
Hany M. Nada	19,766,335	78,019	2,047,465
Brent D. Lang	19,765,408	78,946	2,047,465

Proposal:	For	Against	Abstain	Broker Non-Vote
Ratification of independent auditor	21,771,074	119,958	787	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: May 31, 2013	By:	/s/ William R. Zerella
William R. Zerella
Chief Financial Officer

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